EXHIBIT 4.1

NUMBER
EC 06603

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF NEW JERSEY

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 290846 10 4

THIS CERTIFIES THAT:

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF

EMCORE CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New Jersey, and to the Articles of Incorporation and Bylaws of the Corporation, as now in effect or as hereafter amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

CHIEF FINANCIAL OFFICER

EMCORE CORPORATION CORPORATE SEAL 1986 NEW JERSEY

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
NEW YORK, NY
TRANSFER AGENT AND REGISTRAR

BY:

AUTHORIZED SIGNATURE

© 1990 COLUMBIA FINANCIAL PRINTING CORP.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT- as tenants by the entireties
JT TEN - as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT MIN ACT- ....................Custodian....................
(Cust)    (Minor)
under Uniform Gifts to Minors Act...................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS. INCLUDING ZIP CODE, OF ASSIGNEE)

    Shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITIEN UPON THE FACE OF THE CERTIFICATE IN EVER Y PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed
By     _ The Signature(s) must be guaranteed by an eligible guarantor institution
(Banks,Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.